        FORM A

EXHIBIT 10-3

The Procter & Gamble 2014 Stock and Incentive Compensation Plan – Related correspondence

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form OPNND which are deferrable and do not receive dividend equivalents.
3 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

        FORM A

20XX Executive Compensation Payment Preferences

20XX Base Salary

_______%    Deferred Compensation1 (max 75%)

20XX/XX STAR Award

_____% Cash*	}
_____% Stock Options		Must equal 100%
_____% Deferred Compensation[1]

20XX Key Manager Long Term Incentive Award

_____% Stock Options* (0%, 25%, 50%, 75%, 100%)	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [3] (0%, 25%, 50%, 75%, 100%)

20XX-XX Performance Stock Program (PSP) Award

_____% Common Shares* (delivered on [date])	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [2]
_______ Deliver shares one year after separation or per my retirement RSU election (default delivery)
_______ Deliver shares on August 18, ________ (Must be 20XX or later)

Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

Print Name

Signature                                    Date

Sign, scan and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form OPNND which are deferrable and do not receive dividend equivalents.
3 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form OPNND which are deferrable and do not receive dividend equivalents.
3 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

        FORM A v2

20XX Executive Compensation Payment Preferences

20XX Base Salary

_______%    Deferred Compensation1 (max 75%)

20XX/XX STAR Award

_____% Cash*	}
_____% Stock Options		Must equal 100%
_____% Deferred Compensation[1]

20XX Key Manager Long Term Incentive Award

_____% Stock Options* (0%, 25%, 50%, 75%, 100%)	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [2] (0%, 25%, 50%, 75%, 100%)

Performance Stock Program (PSP) Award

No action is required since you do not have a PSP award settling next August.

Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

Print Name

Signature                                    Date

Sign, scan and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

        FORM A - AGL

20XX Executive Compensation Payment Preferences

20XX Base Salary

_______%    Deferred Compensation1 (max 75%)

20XX/XX STAR Award

_____% Cash*	}
_____% Stock Options		Must equal 100%
_____% Deferred Compensation[1]

20XX Key Manager Long Term Incentive Award (Pending Comp Committee Approval)

_____% Stock Options* (0%, 25%, 50%, 75%, 100%)	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [2] (0%, 25%, 50%, 75%, 100%)
_______    Deliver shares on February 28, 20XX
_______    Deliver shares in 10 annual installments beginning February 28, 20XX

Performance Stock Program (PSP) Award

No action is required since you do not have a PSP award settling next August.

Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

Print Name

Signature                                    Date

Sign, scan and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.